SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 14, 2004

(Date of earliest event reported)

TERAYON COMMUNICATION SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-24647	77-0328533

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4988 Great America Parkway, Santa Clara, CA 95054

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:	(408) 235-5500

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.

     On December 14, 2004, Terayon Communication Systems, Inc. issued a press release announced that it has added significant new capabilities to its flagship Terayon DM 6400 Network CherryPicker™ digital video processing platform that enable cable television and other network operators to accelerate their transition to all-digital, next-generation networks and to deliver new digital video applications. The press release is attached as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit 99.1	Terayon Accelerates Transition to the “All-Digital Network” With New Capabilities in its Network CherryPicker Digital Video Platform

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Terayon Communication Systems, Inc.
	By:	/s/ Edward Lopez
Edward Lopez
Date: December 22, 2004		Senior Vice President, General Counsel and Human Resources

3

Exhibit Index

Exhibit 99.1	Terayon Accelerates Transition to the “All-Digital Network” With New Capabilities in its Network CherryPicker Digital Video Platform